Supplement dated June 9, 2017
to the Prospectus of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Large Cap Growth Fund (Classes E & F)	12/1/2016
Effective immediately, all discussion in the Prospectus relating to the timing of the conversion of Class F shares into Class E shares is hereby superseded and replaced with the following:
Class F shares of the Fund will automatically convert to Class E shares on or about July 17, 2017. For related information about this, see Appendix S to the SAI.
The information  under the heading "Class E and F Shares (Closed)" in the "Buying, Selling and Exchanging Shares - Buying Shares" section is hereby superseded and replaced with the following:
Class E and Class F shares are closed to new investors and new accounts. Effective on or about July 17, 2017, the Fund’s Class F shares will automatically convert to Class E shares (the Automatic Conversion). Class E shareholders and, until the Automatic Conversion, Class F shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.
After the Automatic Conversion, the Fund will no longer accept any purchase orders for Class F shares and dividend and capital gain distributions will no longer be reinvested in Class F.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP243_07_001_(06/17)

Supplement dated June 9, 2017
to the following Statements of Additional Information (each an SAI, and collectively the SAIs):
SAI	SAI Dated
Columbia Funds Series Trust I	6/1/2017
Columbia Funds Series Trust and Columbia Funds Series Trust II	6/1/2017
Effective immediately, the information under the heading "Class B Shares—Conversion to Class A Shares" in "Appendix S" to each SAI is hereby superseded and replaced with the following:
Effective on or about July 17, 2017, Class B shares of a Fund will automatically convert to Class A shares of the Fund. The conversion allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund. The following rules apply to the conversion of Class B shares to Class A shares:
■	Any and all Class B shares you received from reinvested distributions on these shares will convert to Class A shares at the same time.
■	You will receive the same dollar value of Class A shares as the Class B shares that were converted.
■	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.
Effective immediately, the information under the heading "Class F Shares—Conversion to Class E Shares*" in "Appendix S" to the Columbia Funds Series Trust I SAI is hereby superseded and replaced with the following:
Effective on or about July 17, 2017, Class F shares of Large Cap Growth Fund will automatically convert to Class E shares (the Automatic Conversion). The conversion allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund. The following rules apply to the conversion of Class F shares to Class E shares:
■	Any and all Class F shares you received from reinvested distributions on these shares will convert to Class E shares at the same time.
■	You will receive the same dollar value of Class E shares as the Class F shares that were converted.
■	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

*	The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except by existing Class E and, until the Automatic Conversion, Class F shareholders who opened and funded their account prior to September 22, 2006 that may continue to invest in Class E and/or Class F shares. Class F shareholders existing prior to the Automatic Conversion, who opened and funded their account prior to September 22, 2006 may continue to invest in Class E shares after the Automatic Conversion. See the prospectus offering Class E and Class F shares of Large Cap Growth Fund for details.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_052_(06/17)